                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     June 3, 1999
                                                     --------------------

                               SVI Holdings, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       0-23049                                          84-1131608
------------------------                      -------------------------------
(Commission File Number)                     IRS Employer Identification No.)

12707 High Bluff Drive, Suite 335, San Diego, California               92130
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

                                 (858) 481-4404
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

           7979 Ivanhoe Avenue, Suite 500, La Jolla, California 92037
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

See Item 7 Financial Statements and Exhibits.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial Statements of Business Acquired

               F-1 Unaudited Balance Sheet as of March 31, 1999 (superceding page F-1 of Item 7(a) on the Form 8-K/A filed August 16,
                    1999)
               F-2 Unaudited Statements of Operations and Retained Earnings for the periods ended March 31, 1999 and 1998 (superceding page F-2 of Item 7(a) on the Form 8-K/A filed August 16, 1999)
               F-3 Unaudited Statement of Cash Flows for the periods ended March 31, 1999 and 1998
               F-4  Notes to Unaudited Interim Financial Statements

               The financial statements appearing on pages F-3 through F-11 filed with the Form 8-K/A filed on August 16, 1999 are incorporated by reference.

         (b)   Pro Forma Financial Information

               F-5-F-6 Pro Forma Consolidated Balance Sheet as of March 31, 1999
                    (superceding pages F-13 - F-14 of Item 7(b) on the Form 8-K/A filed August 16, 1999)
               F-7-F-8 Pro Forma Consolidated Statement of Operations for the
                    fiscal year ended March 31, 1999 (superceding page F-15 of Item 7(a) on the Form 8-K/A filed August 16, 1999)

               The Introductory Notes appearing on page F-12 of the Form 8-K/A filed on August 16, 1999 are incorporated by reference.

         (c)   Exhibits

               The Exhibits filed with the Form 8-K filed on June 18, 1999 and the Form 8-K/A filed on August 16, 1999 are incorporated by reference.


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:    November 15, 1999

         SVI Holdings, Inc.
           (Registrant)

         By: /s/ David L. Reese
             ------------------
             David L. Reese, Chief Financial Officer


                                     Island Pacific Systems Corporation
                                             Balance Sheets
                                               (unaudited)

                                                                                    March 31,
                                                                         1999                        1998
                                                                     ------------                ------------
               Assets

Current assets:
      Cash and cash equivalents                                      $ 1,647,025                 $ 1,237,541
      Accounts receivable                                              2,055,153                     859,843
      Prepaid expenses and other assets                                  251,641                     139,937
                                                                     ------------                ------------
          Total current assets                                         3,953,819                   2,237,321

Fixed assets                                                           1,651,068                   1,688,525
Goodwill                                                                       -                       8,100
Other assets                                                              44,855                      45,855
                                                                     ------------                ------------

          Total Assets                                               $ 5,649,742                 $ 3,979,801
                                                                     ============                ============

               Liabilities and Stockholder's Equity

Current liabilities:
      Accounts payable and accrued expenses                          $ 2,582,417                   1,090,549
      Refundable customer deposits                                     1,003,822                     506,723
                                                                     ------------                ------------
          Total current liabilities                                    3,586,239                   1,597,272

Deferred rent                                                            104,083                     126,929
                                                                     ------------                ------------
          Total liabilities                                            3,690,322                   1,724,201
                                                                     ------------                ------------

Stockholder's equity:
      Capital stock                                                          800                         800
      Retained earnings                                                1,958,620                   2,254,800
                                                                     ------------                ------------
          Total stockholder's equity                                   1,959,420                   2,255,600
                                                                     ------------                ------------

          Total Liabilities and Stockholder's Equity                 $ 5,649,742                 $ 3,979,801
                                                                     ============                ============

                                Island Pacific Systems Corporation
                          Statements of Operations and Retained Earnings
                                           (Unaudited)

                                                                 Three Months Ended March 31,
                                                                 1999                    1998
                                                             ------------            ------------
Sales
     Program product                                         $ 2,399,365             $ 3,084,009
     System support                                              909,247               1,624,010
                                                             ------------            ------------
                                                               3,308,612               4,708,019

Cost of sales                                                    691,458               1,026,623
                                                             ------------            ------------

          Gross profit                                         2,617,154               3,681,396

Selling, general and administrative expenses                   1,963,997               1,020,211
Research and development expenses                              1,430,370               1,124,732
Other income                                                      (6,452)                   (530)
                                                             ------------            ------------
          Income before provision for income taxes              (770,761)              1,536,983

Income tax provision                                                   -                  29,877
                                                             ------------            ------------

          Net income                                            (770,761)              1,507,106

Retained earnings at beginning of period                       2,729,381                 747,694
                                                             ------------            ------------

Retained earnings at end of period                           $ 1,958,620             $ 2,254,800
                                                             ============            ============

                                     Island Pacific Systems Corporation
                                         Statements of Cash Flows
                                                (unaudited)

                                                                                  Three months ended March 31,
                                                                                   1999                  1998
                                                                               ------------          ------------
Cash flows from operating activities:
      Net income (loss)                                                        $  (770,761)          $ 1,507,107
      Adjustments to reconcile net income (loss) to net cash
        provided by operating activities:
           Depreciation and amortization                                            76,940                79,951
           Changes in assets and liabilities:
             Accounts receivable                                                   (26,576)              511,310
             Prepaid expenses and other assets                                      (2,574)              (15,635)
             Accounts payable and accrued liabilities                              678,081              (599,422)
             Customer deposits                                                     982,842                     -
             Deferred rent                                                           4,855                57,516
             Deferred revenue                                                            -              (194,597)
                                                                               ------------          ------------
                Net cash provided by operating activities                          942,807             1,346,230
                                                                               ------------          ------------

Cash flows from investing activities:
      Purchase of equipment and fixtures                                           (24,867)              (74,390)
      Purchase of improvements to investment in long-term
        real estate                                                                      -                (8,100)
                                                                               ------------          ------------
                Net cash used by investing activities                              (24,867)              (82,490)
                                                                               ------------          ------------

Cash flows from financing activities:
      Payments on line of credit                                                  (466,715)             (661,947)
      Receipts on Note                                                              30,000                57,000
                                                                               ------------          ------------
                Net cash used by financing activities                             (436,715)             (604,947)
                                                                               ------------          ------------

                Net increase in cash and cash equivalents                          481,225               658,793

Cash and cash equivalents at beginning of year                                   1,165,800               578,748
                                                                               ------------          ------------

Cash and cash equivalents at end of year                                       $ 1,647,025           $ 1,237,541
                                                                               ============          ============

Island Pacific Systems Corporation
Notes to Unaudited Interim Financial Statements


The accompanying unaudited interim financial statements have been prepared from the unaudited records of Island Pacific Systems Corporation ("Island Pacific"). In the opinion of management, all adjustments necessary to present fairly the financial position, results of operations and cash flows at March 31, 1999 and for all the periods presented have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. Accounting policies followed by Island Pacific are described in the notes to the financial statements in its report for the years ended December 31, 1998 and 1997. The financial information included in this interim report should be read in conjunction with those statements.

The results of operations for the three months ended March 31, 1999 are not necessarily indicative of the results to be expected for the full year.


SVI Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheet
 As of March 31, 1999
(Unaudited)

                                                    SVI Holdings      Island         Pro forma               Pro forma
                                                   and Subsidiaries   Pacific       Adjustments    Notes    Consolidated
                                                   ---------------------------------------------          ---------------
ASSETS
Current assets
      Cash                                         $ 13,006,153     $ 1,647,025   $ (10,515,794) (A)      $    4,137,384
      Accounts receivable, net                        3,310,008       2,055,153                                5,365,161
      Other receivables                               2,994,836               -                                2,994,836
      Note receivable                                13,608,000               -                               13,608,000
      Inventories                                       238,314               -                                  238,314
      Prepaid expenses and other current assets         183,760         251,641                                  435,401
                                                   ---------------------------------------------          ---------------

      Total current assets                           33,341,071       3,953,819     (10,515,794)              26,779,096

Furniture and equipment, net                            734,386       1,651,068        (855,957) (A)           1,529,497
Capitalized software, net                            14,053,186               -      22,000,000  (A)          36,053,186
Goodwill on acquisition of subsidiaries, net          4,534,570               -      19,835,786  (A)          24,370,356
Not-to-compete agreements, net                        1,677,112               -       2,000,000  (A)           3,677,112
Deferred tax asset                                      762,910                                                  762,910
Other assets                                            175,649          44,855                                  220,504
                                                   ---------------------------------------------          ---------------

      Total assets                                 $ 55,278,884     $ 5,649,742   $  32,464,035           $   93,392,661
                                                   =============================================          ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
      Accounts payable                             $    345,275     $    53,496                           $      398,771
      Accrued expenses                                1,908,105       3,532,743         834,921  (A)           6,275,769
      Line of credit                                    231,876               -                                  231,876
      Note payable to bank                                    -                      15,000,000  (A)          15,000,000
      Income taxes payable                            2,576,151               -                                2,576,151
                                                   ---------------------------------------------          ---------------

      Total current liabilities                       5,061,407       3,586,239      15,834,921               24,482,567

Note payables                                                 -                       3,500,000  (A)           3,500,000
Due to stockholder                                            -                       2,300,000  (A)           2,300,000
Long-term liabilities                                 2,000,000         104,083                                2,104,083
Deferred tax liabilities                                805,433                       8,800,000  (A)           9,605,433
                                                   ---------------------------------------------          ---------------

      Total liabilities                               7,866,840       3,690,322      30,434,921               41,992,083
                                                   ---------------------------------------------          ---------------


Stockholders' equity
      Preferred stock                                         -
      Common stock                                        2,987             800            (601) (A)               3,186
      Additional paid in capital                     39,435,921                       3,988,335  (A)          43,424,256
      Treasury Stock                                   (951,404)                                                (951,404)
      Retained earnings                               9,885,138       1,958,620      (1,958,620) (A)           9,885,138
      Cumulative translation adjustment                (960,598)              -               -                 (960,598)
                                                   ---------------------------------------------          ---------------
                                                     47,412,044       1,959,420       2,029,114               51,400,578
                                                   ---------------------------------------------          ---------------

      Total liabilities and stockholders' equity   $ 55,278,884     $ 5,649,742   $  32,464,035           $   93,392,661
                                                   =============================================          ===============

                                                          F-5

SVI Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheet
 As of March 31, 1999
(Unaudited)

Pro forma adjustments:

 (A)  Funding for acquisition of Island Pacific:
           Cash on hand at March 31, 1999                                            10,515,794
           Softline Limited exercised options to purchase
                1,994,267 SVI shares:                                                         -
                Common stock                                                199
                Paid in capital                                       3,988,335
                                                                ----------------
                                                                                      3,988,534
           Bank loan #1                                                              15,000,000
           Bank loan #2                                                               3,500,000
           Loan from a stockholder                                                    2,300,000
                                                                                  --------------
                 Cash paid for acquisition of Island Pacific                         35,304,328
                                                                                  ==============

      Assets acquired from acquisition of Island Pacific:
          Capital stock                                                                     800
          Retained earnings                                                           1,958,620
          Real estate in UK, not part of the acquisition                               (855,957)
          Forgiveness of accrued royalties due to seller                                930,381
          Distribution of retained earnings due to seller                            (1,765,302)
          Deferred tax liability for software amortization                           (8,800,000)
          Software                                                                   22,000,000
          Non-compete covenants                                                       2,000,000
          Goodwill                                                                   19,835,786
                                                                                  --------------
                  Purchase price                                                     35,304,328
                                                                                  ==============

SVI Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
For the Year Ended March 31, 1999
(Unaudited)


                                        SVI Holdings      Island        Pro Forma              Pro Forma
                                       and Subsidiaries   Pacific      Adjustments   Notes   Consolidated
                                       ---------------------------------------------------------------------

Net sales                              $   17,486,670    $ 15,337,722                       $    32,824,392

Cost of goods sold                          5,347,376       4,563,823                             9,911,199
                                       ----------------------------------------------       ----------------

     Gross profit                          12,139,294      10,773,899              -             22,913,193

Research and development expenses                   -       4,576,452                             4,576,452
Selling, general and admin. expenses        9,997,805       6,499,126      3,042,548  (A,B)      19,539,479
                                       ----------------------------------------------       ----------------

     Income from operations                 2,141,489        (301,679)    (3,042,548)            (1,202,738)

Interest income                               646,343                        510,300  (D)         1,156,643
Interest expense                              (90,467)                    (1,076,733) (C)        (1,167,200)
Other income                                  817,108          52,677                               869,785
Foreign exchange gain (loss)                 (145,850)                             -               (145,850)
                                       ----------------------------------------------       ----------------

     Income before income taxes             3,368,623        (249,002)    (3,608,981)              (489,360)

Income tax provision                        1,670,966          47,177     (1,443,592) (E)           274,551
                                       ----------------------------------------------       ----------------

Net income from continuing operations  $    1,697,657    $   (296,179)  $ (2,165,389)       $      (763,911)
                                       ==============================================       ================

Earnings per share:
     Basic                                     $ 0.06                                       $         (0.02)

     Diluted                                   $ 0.05                                       $         (0.02)

Shares outstanding:
     Basic                                 28,599,597                      1,994,267  (F)        30,593,864

     Diluted                               33,071,287                      1,994,267  (F)        35,065,554


Pro forma Adjustments:

(A) Amortization of intangible assets acquired in connection with the acquisition of Island Pacific:

          Software rights                   2,200,000
          Goodwill                            511,345
          Non-compete agreements              700,000
                                       ---------------
                                            3,411,345
                                       ===============

                                                     F-7

SVI Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
For the Year Ended March 31, 1999
(Unaudited)

(B) Reverse transactions related to IBIS on the books of Sabica Ventures
    (Parent):

     Amortization of IBIS software                           (175,273)
     Amortization of goodwill - IBIS                         (193,524)
                                                         -------------
                                                             (368,797)
                                                         =============

(C) Interest expense on loans for the Island
    Pacific acquisition

     Bank loan $15 million, six months                        598,125
     Bank loan $3.5 million, two years                        294,608
     Stockholder's loan @8%                                   184,000
                                                         -------------
                                                            1,076,733
                                                         =============

(D) Interest income on note receivable from buyers of IBIS Systems Ltd.

     Note receivable @ 7.5%, due in six months                510,300
                                                         =============

(E) Income tax benefits:
         Pro forma adjustments                             (3,608,981)
         Effective tax rate                                       40%
                                                         -------------
             Income tax benefits                           (1,443,592)
                                                         =============

(F) Softline Limited exercised options to purchase
         SVI common stock                                   1,994,267 shares
                                                         =============

                                      F-8